UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 – June 30, 2005

Item 1: Reports to Shareholders

2005 Semiannual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

SEMIANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

UNDERSTANDING YOUR FUND’S EXPENSES	19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	20

For more than 30 years, we have used various value approaches to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

LETTER TO OUR SHAREHOLDERS — LAKE WOBEGON MARKET

Dear Shareholder,
          In 2005’s first half, large- and small-cap stocks mirrored a performance pattern established in 2004 in which large-cap led during negative return periods, while small-cap drove returns in upswings. The large-cap S&P 500 outperformed the Russell 2000 from January through April, while the small-cap index was ahead in the rally that began on 4/28/05 and was still pushing prices upward as of 6/30/05. However, strong performance in the rally could not move the Russell 2000 ahead of the S&P 500 for the year-to-date period ended 6/30/05: The Russell 2000 was down 1.3% versus a decline of 0.8% for the S&P 500, and a greater loss of 5.5% for the Nasdaq Composite.
          In 2003, micro-cap companies enjoyed a terrific year. The following year, high returns came primarily from larger small-cap stocks. No discernible pattern has yet emerged in 2005, as evidenced by the mixed results year-to-date and one-year results for the two portfolios that comprise Royce Capital Fund. Results for periods of three years or longer were solid on a relative basis and strong on an absolute basis. Both Funds had double-digit average annual total returns for the three-year period ended 6/30/05, though only Royce Capital Fund — Small-Cap Portfolio was ahead of the Russell 2000 for the three-year period ended 6/30/05. Both Funds outpaced the small-cap index for the five-year and since inception (12/27/96) periods ended 6/30/05. The news was good from a market cycle standpoint as well, as both the Micro- and Small-Cap Portfolio outperformed the small-cap index from its peak on 3/9/00 through 6/30/05.
          The lack of coherence in current short-term stock market performance patterns makes looking ahead even more fraught with potential error than usual, and considering our track record with market predictions, we should probably stop right here. Instead, we offer what we hope becomes a delicious morsel of a market forecast. We are all familiar with bull markets, bear markets and flat markets, but we think that we are headed toward what we would describe as a Lake Wobegon Market. We took inspiration from Garrison Keillor’s now-classic tales about the fictional Minnesota town in which “the women are strong, the men are good-looking, and all the children are above average,” the place where one can purchase food at Ralph’s Pretty Good Grocery. The prospect of share prices being pretty good or above average perfectly sums up our current thinking about the direction of the stock market. The extended duration of the recent bear market is perhaps more significant than has been noted. For many investors, especially in the large-cap world, the last five years yielded negative or flat returns. Having at last absorbed the combination of bad news and speculative excess, our estimation is that the stage has been set for reasonable, positive returns through the next few years.
          There are two reasons that we are comfortable with this call. The first, and for now the most compelling reason would be based on historical probability. We looked at the 15 trailing five-year periods of negative returns for the S&P 500 from the end of World War II through 6/30/05. Eleven of them occurred in the current bear market that began in March 2000, which gives a strong indication of how long-lasting the current bear market has been. Of the four down markets that took place before this decade’s downturn, all were followed by positive double-digit return periods. The last five years have seen most of us focusing on what is wrong with the market, a habit that made the prospects for stocks appear pretty

We are all familiar with bull markets, bear markets and flat markets, but we think that we are headed toward what we would describe as a Lake Wobegon Market.

2 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

grim. Considering what history has to say about long-term down markets, perhaps the time has come for a shift in emphasis that would allow investors to see the possibility of better days. How and why this might happen remains unclear (at least to us), but the same has been true of nearly every major event that has shaken the stock market out of its doldrums or rallied it to new heights. No one predicted the enormous economic or market impact of the Internet. Almost no one in late 2003 was calling for a solid stock market in 2004. Few people foresaw the fast-growing role that China is playing in the world economy. These events are by their nature unpredictable. Having said that, we still see the possibility for large-cap to enjoy periods of outperformance. We also suspect that there will be frequent leadership rotation between large- and small-cap, and we do not see any asset class or approach dominating in the ways that characterized the last ten years.
          Nothing critical has changed from our previous remarks about the prospects for equities, except for one rather important one. Although small-cap value did not correct to the degree that would have been ideal from a valuation perspective, we do not believe that a more severe setback is in the offing. We fully expect that smaller stocks will be caught up in the generally positive direction of the market that we think is probable during the next five years. Small-cap led in the previous five years, but not to the same degree that large-cap had from 1995 through 2000. The upshot is that for the 10-year period ended 6/30/05, the S&P 500 and Russell 2000 had nearly identical results. Without a similar level of excess to work through, we see no reason why active small-cap management cannot remain competitive with large-cap stocks in the coming years. So if your travels take you by Ralph’s Pretty Good Grocery, we think that you’ll see plenty of tasty goods on the shelves in packages of all sizes.

          We appreciate your continued support.

          Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2005

The thoughts above concerning recent market movements and future prospects for small-company stocks are solely the opinion of Royce at July 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO

Average Annual Total Returns	Through 6/30/05	Portfolio Diagnostics

January — June *	-2.96%	Average Market Capitalization	$266	million
One-Year	4.35	Weighted Average P/E Ratio	16.9	x*
Three-Year	10.76	Weighted Average P/B Ratio	1.8	x
Five-Year	15.73	Weighted Average Yield	0.4%
Since Inception (12/27/96)	16.15	Number of Holdings	200
		Fund Net Assets	$332	million
* Not annualized.		* Excludes 28% of portfolio holdings with zero or negative earnings as of 6/30/05.

MANAGER’S DISCUSSION

Royce Capital Fund — Micro-Cap Portfolio (RCM) was down 3.0% for the year-to-date period ended 6/30/05, underperforming its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. In the first-quarter downturn, RCM lost less than than its benchmark, down 3.9% versus a decline of 5.3% for the Russell 2000. When stock prices began to pick up in May, the Fund was unable to keep pace with the small-cap index and underperformed in the second quarter, up 1.0% versus a gain of 4.3% for the Russell 2000. In contrast to its recent short-term performances, RCM’s market-cycle results remained strong on an absolute basis. For the periods ended 6/30/05, RCM gained 114.2% from the previous small-cap market peak on 3/9/00 and 88.7% from the small-cap market trough on 10/9/02, versus respective returns of 13.0% and 102.3% for the small-cap benchmark. These robust market cycle results helped the Fund maintain a long-term performance edge over the Russell 2000. RCM outperformed the Russell 2000 for the five-year and since inception (12/27/96) periods ended 6/30/05. The Fund’s average annual total return since inception was 16.2%.
          Losses could be found throughout the portfolio, although as a group the Fund’s holdings in Technology and Health suffered most in the first half. The largest declines on a dollar basis came from the components and systems industry within Tech and drugs and biotech stocks within Health sector. Positions that lost money can generally be divided into two groups, those whose ongoing decline in value (along with other issues) led us to sell off or greatly reduce our stake and those whose negative results we regard as short-term. Among the latter group we would include biotech firm Lexicon Genetics. The company uses proprietary gene knockout technology to treat disease. We liked both its new business partnerships and its progress toward new treatments enough to hold a position at June 30. We increased our stake in Zila as its price slipped. We liked its low debt as well as its nutritional and pharmaceutical products and biotech businesses. We were less sanguine about the long-term prospects for Able Laboratories, especially after the FDA forced a recall of its (mostly prescription) drug line, a move that led us to sell our position in June.
          Sectors that posted positive performance in the first half include Financial Intermediaries, Industrial Products, Consumer Services and Natural Resources. The latter sector, led by Pioneer Drilling Company, NATCO Group and Gulfmark Offshore, made the greatest positive impact on a dollar basis, which was unsurprising considering that energy stocks led small-cap equities as a whole. Within Consumer Services, retail stores drove performance, with an especially notable turn coming from casual clothing retailer The Buckle, which we first purchased for RCM’s portfolio in May 2000. Property and casualty insurer United Fire &Casualty Company also did well in the first half.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

4 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Exponent	1.3%
Dawson Geophysical	1.2
Pason Systems	1.2
United Fire & Casualty Company	1.1
Northern Orion Resources	1.0
Western Silver	1.0
Gulf Island Fabrication	1.0
Carlisle Holdings	1.0
Drew Industries	0.9
Harris Steel Group	0.9

Portfolio Sector Breakdown	% of Net Assets

Natural Resources	17.5%
Health	16.7
Technology	16.7
Industrial Products	9.4
Industrial Services	8.6
Consumer Services	6.8
Financial Intermediaries	5.1
Consumer Products	3.6
Financial Services	0.5
Miscellaneous	1.7
Cash and Cash Equivalents	13.4

GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain Through 6/30/05

Pioneer Drilling Company	$944,667
United Fire & Casualty Company	836,845
Buckle (The)	785,036
NATCO Group Cl. A	682,363
GulfMark Offshore	656,058

GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/05

Able Laboratories	$1,208,895
CoolBrands International	1,089,432
Lexicon Genetics	1,086,871
TTM Technologies	1,017,332
Zila	948,399

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO

Average Annual Total Returns	Through 6/30/05	Portfolio Diagnostics

January — June *	4.22%	Average Market Capitalization	$859	million
One-Year	17.95	Weighted Average P/E Ratio	16.4	x
Three-Year	14.59	Weighted Average P/B Ratio	2.2	x
Five-Year	17.44	Weighted Average Yield	0.8%
Since Inception (12/27/96)	16.09	Number of Holdings	84
		Fund Net Assets	$146	million
* Not annualized.

MANAGERS’ DISCUSSION

Royce Capital Fund — Small-Cap Portfolio (RCS) gained 4.2% for the year-to-date period ended 6/30/05 versus a decline of 1.3% for its small-cap benchmark, the Russell 2000. RCS outpaced the Russell 2000 during both the first-quarter downturn and in the dynamic second-quarter rally (which actually began following the interim small-cap low on 4/28/05). The Fund was down 0.2% in the bearish first quarter, compared to a loss of 5.3% for the small-cap index. RCS then gained 4.5% in the second quarter while the Russell 2000 was up 4.3%. For the periods ended 6/30/05, RCS’s market-cycle and long-term performances were impressive on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00, the Fund was well ahead of the Russell 2000, up 144.7% versus 13.0%. From the small-cap market trough on 10/9/02, RCS also outpaced its benchmark, gaining 118.8% compared to a gain of 102.3% for the small-cap index. The Fund outperformed the Russell 2000 for the one-, three-, five-year and since inception (12/27/96) periods ended 6/30/05. RCS’s average annual total return since inception was 16.1%.
          Of the Fund’s nine sectors, seven posted net gains on a dollar basis in the first half. Both positive and negative results for RCS’s sectors were primarily driven by the performance of a handful of individual positions. For example, health and personal care products maker CNS and mental services and benefits provider Horizon Health made by far the most significant impacts in the Health sector, the Fund’s top gainer on a dollar basis for the year-to-date period ended 6/30/05. We reduced our position in each stock during the first half as each firm’s respective stock price climbed. Similarly, among Natural Resources holdings (RCS’s second-best performing sector on a dollar basis), oil and natural gas companies St. Mary Land & Exploration Company and Unit Corporation dominated performance, helped by solid turns from energy services businesses Patterson-UTI Energy, Oil States International and Ensign Energy Services. The recent robust performance of energy companies did not stop us from building our position during the first half in the first two oil and gas firms as we think that each is a high-quality company with growth potential. In the Consumer Services sector, the stocks of retail stores posted strong first-half gains through June 30. The Buckle is a casual clothing retailer that we first purchased in RCS’s portfolio in August 2001 (and have owned continuously since 2004). We have long admired its business and were pleased to see strong same-store sales help to elevate its share price in the first half. Another retail business that benefited from strong same-store sales was classic clothing company Talbots, in which we reduced our stake as its price rose. In April, we sold our shares of electronic game retailer Electronic Boutique Holdings as its price went beyond our sell target. We also built positions in stocks that lost money in the first half, such as telecommunications equipment and services company Foundry Networks, multiple financial services company eFunds Corporation, residential furniture business Hooker Furniture, retailer Pier 1 Imports and kitchen cabinet and bathroom vanity company American Woodmark.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

6 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Unit Corporation	2.2%
Ethan Allen Interiors	2.1
Endurance Specialty Holdings	2.1
Aspen Insurance Holdings	2.0
MAXIMUS	2.0
AmerUs Group	2.0
Tektronix	2.0
Kenneth Cole Products Company	2.0
St. Mary Land & Exploration Company	1.9
Foundry Networks	1.8

Portfolio Sector Breakdown	% of Net Assets

Consumer Products	17.6%
Technology	14.9
Consumer Services	11.6
Health	10.2
Financial Intermediaries	10.0
Natural Resources	9.4
Industrial Products	7.6
Financial Services	2.5
Industrial Services	0.5
Miscellaneous	0.4
Cash and Cash Equivalents	15.3

GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain Through 6/30/05

CNS	$875,024
Horizon Health	841,065
St. Mary Land & Exploration Company	712,059
Buckle (The)	643,870
Talbots	512,856

GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/05

Foundry Networks	$724,057
eFunds Corporation	711,522
Hooker Furniture	495,282
Pier 1 Imports	431,712
American Woodmark	410,259

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 7

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

Notes To Performance And Statistical Information

          All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus).
          The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2005 and are subject to change at any time without notice. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
          The Russell 2000, S&P 500 and Nasdaq Composite are unmanaged indices of domestic common stocks. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-looking Statements

          This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

  the Funds’ future operating results
  the prospects of the Funds’ portfolio companies
  the impact of investments that the Funds have made or may make the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

          This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

          The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

          A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

          The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

8 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

SCHEDULES OF INVESTMENTS	JUNE 30, 2005 (Unaudited)

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.6%			Financial Services – 0.5%
			Other Financial Services - 0.5%
Consumer Products – 3.6%			Electro Rent[a]	103,300	$1,501,982
Apparel and Shoes - 0.8%
Stride Rite	197,600	$2,724,904	Total (Cost $1,311,584)		1,501,982

Food/Beverage/Tobacco - 1.1%			Health – 16.7%
Boston Beer Company Cl. A [a,c]	37,900	850,476	Commercial Services - 1.3%
CoolBrands International [a]	258,300	868,590	Discovery Partners International [a,c]	437,700	1,251,822
Green Mountain Coffee Roasters [a,c]	29,900	1,014,507	First Consulting Group [a]	335,800	1,722,318
†Jones Soda [a,c]	45,800	274,800	Hooper Holmes	363,700	1,509,355
Monterey Gourmet Foods [a]	198,100	618,072
					4,483,495
		3,626,445
			Drugs and Biotech - 7.0%
Sports and Recreation - 0.9%			Cardiome Pharma [a]	95,000	502,550
Arctic Cat	72,600	1,490,478	Cell Genesys [a]	258,500	1,382,975
Thor Industries	46,200	1,452,066	Cerus Corporation [a,c]	345,000	1,528,350
			Compugen [a]	162,900	498,474
		2,942,544	Durect Corporation [a,c]	359,548	1,830,099
			DUSA Pharmaceuticals [a]	130,700	1,215,510
Other Consumer Products - 0.8%			Gene Logic [a]	723,699	2,395,444
RC2 Corporation [a,c]	74,800	2,810,236	Lexicon Genetics [a,c]	386,100	1,907,334
			Luminex Corporation [a,c]	91,000	895,440
Total (Cost $8,848,189)		12,104,129	Maxygen [a,c]	73,000	500,780
			Myriad Genetics [a,c]	72,400	1,133,060
Consumer Services – 6.8%			†Nastech Pharmaceutical Company [a,c]	3,900	55,497
Direct Marketing - 0.4%			NeoPharm [a,c]	95,700	956,043
J. Jill Group [a,c]	104,900	1,442,375	Nuvelo [a,c]	100,400	776,092
			Orchid Cellmark [a,c]	235,200	2,542,512
Leisure and Entertainment - 1.5%			Pharmacyclics [a,c]	89,400	671,394
4Kids Entertainment [a,c]	43,000	854,840	VIVUS [a,c]	619,100	2,281,384
Multimedia Games [a,c]	186,700	2,055,567	Zila [a,c]	728,900	2,084,654
New Frontier Media [a]	310,900	2,067,485
					23,157,592
		4,977,892
			Health Services - 2.4%
Restaurants and Lodgings - 0.8%			Albany Molecular Research [a]	67,300	942,200
Benihana Cl. A [a]	70,845	1,013,084	Bio-Imaging Technologies [a,c]	218,900	682,968
California Pizza Kitchen [a,c]	55,500	1,513,485	Cross Country Healthcare [a,c]	73,900	1,256,300
			†Horizon Health [a,c]	93,000	2,175,270
		2,526,569	TLC Vision [a,c]	101,400	830,466
			U.S. Physical Therapy [a,c]	116,400	2,232,552
Retail Stores - 3.8%
Brookstone [a,c]	114,095	2,154,114			8,119,756
Buckle (The)	52,900	2,345,586
Cache [a,c]	148,100	2,461,422	Medical Products and Devices - 5.0%
Cato Corporation Cl. A	124,500	2,570,925	Adeza Biomedical [a]	38,300	650,334
Charlotte Russe Holding [a,c]	118,000	1,470,280	Aksys [a,c]	233,100	463,869
Sport Chalet [a]	85,000	1,516,570	Bruker BioSciences [a,c]	666,800	2,660,532
			Caliper Life Sciences [a,c]	105,500	590,800
		12,518,897	Exactech [a,c]	53,300	699,829
			†Langer [a,c]	60,900	395,850
Other Consumer Services - 0.3%			†Merit Medical Systems [a,c]	117,400	1,809,134
First Cash Financial Services [a,c]	53,000	1,132,610	NMT Medical [a,c]	103,100	1,031,000
			Orthofix International [a,c]	31,000	1,334,240
Total (Cost $16,970,666)		22,598,343	OrthoLogic Corporation [a,c]	151,000	584,370
			Possis Medical [a,c]	181,400	1,837,582
Financial Intermediaries – 5.1%			Quinton Cardiology Systems [a,c]	57,200	459,888
Banking - 1.0%			Synovis Life Technologies [a,c]	75,100	599,298
Bancorp (The) [a,c]	86,525	1,508,996	Young Innovations	68,750	2,566,438
Canadian Western Bank	75,400	1,774,226	Zoll Medical [a,c]	30,500	776,225

		3,283,222			16,459,389

Insurance - 4.1%
American Safety Insurance Holdings [a,c]	136,200	2,072,964
Argonaut Group [a,c]	117,000	2,701,530
NYMAGIC	80,900	1,889,015
Navigators Group [a,c]	56,300	1,946,291
PXRE Group	67,000	1,689,740
United Fire & Casualty Company	78,630	3,492,745

		13,792,285

Total (Cost $10,506,763)		17,075,507

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 9

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Food and Tobacco Processors - 0.9%
Personal Care - 1.0%			Omega Protein [a,c]	174,200	$1,100,944
Lifeline Systems [a,c]	50,840	$1,632,981	Zapata Corporation [a]	305,600	1,864,160
Nutraceutical International [a]	129,500	1,728,825
					2,965,104
		3,361,806
			Printing - 1.1%
Total (Cost $50,586,003)		55,582,038	CSS Industries	22,300	754,632
			Courier Corporation	45,318	1,740,664
Industrial Products – 9.4%			Ennis	60,500	1,096,260
Automotive - 0.9%
Aftermarket Technology [a,c]	50,000	871,500			3,591,556
Spartan Motors	60,000	646,800
Wescast Industries Cl. A	62,400	1,418,352	Transportation and Logistics - 2.6%
			Covenant Transport Cl. A [a,c]	87,200	1,151,040
		2,936,652	Marten Transport [a,c]	95,350	2,001,396
			P.A.M. Transportation Services [a,c]	40,000	672,400
Building Systems and Components - 2.0%			†Patriot Transportation Holding [a,c]	39,800	2,026,616
Aaon [a,c]	93,900	1,670,481	Vitran Corporation Cl. A [a,c]	166,950	2,637,810
Drew Industries [a,c]	69,300	3,146,220
LSI Industries	126,250	1,759,925			8,489,262

		6,576,626	Total (Cost $26,859,263)		28,498,836

Industrial Components - 0.9%			Natural Resources – 17.5%
InPlay Technologies [a]	388,400	621,440	Energy Services - 7.7%
Powell Industries [a]	121,000	2,283,270	Dawson Geophysical [a,c]	193,000	4,103,180
			Dril-Quip [a]	60,200	1,746,402
		2,904,710	Enerflex Systems	48,700	1,001,665
			Gulf Island Fabrication	161,300	3,206,644
Machinery - 2.2%			GulfMark Offshore [a]	79,400	2,168,414
Cascade Corporation	38,800	1,678,100	Input/Output [a,c]	380,600	2,390,168
†Key Technology [a,c]	136,500	1,460,550	NATCO Group Cl. A [a,c]	151,300	2,013,803
Pason Systems	222,800	3,873,359	RPC	89,300	1,510,956
Tennant	13,100	463,871	Tesco Corporation [a,c]	276,600	3,026,004
			TETRA Technologies [a,c]	67,650	2,154,653
		7,475,880	†Total Energy Services Trust	287,700	2,376,366

Metal Fabrication and Distribution - 2.5%					25,698,255
Gibraltar Industries	36,600	678,564
†Harris Steel Group	185,400	3,117,238	Oil and Gas - 1.8%
†Metal Management	125,600	2,430,360	Edge Petroleum [a,c]	87,900	1,372,998
†Novamerican Steel [a,c]	71,200	1,965,120	Pioneer Drilling Company [a]	172,600	2,633,876
			Savanna Energy Services [a]	116,700	1,843,083
		8,191,282
					5,849,957
Specialty Chemicals and Materials - 0.1%
Hawkins	35,000	425,250	Precious Metals and Mining - 8.0%
			Alamos Gold [a]	551,000	1,888,834
Other Industrial Products - 0.8%			Apex Silver Mines [a,c]	34,000	467,160
†Color Kinetics [a,c]	92,000	978,880	Eldorado Gold [a]	400,000	1,068,000
Peerless Manufacturing [a,c]	51,700	749,650	Etruscan Resources [a]	690,000	1,008,080
Quixote Corporation	48,700	955,007	Gammon Lake Resources [a]	458,200	3,083,686
			Golden Star Resources [a]	442,000	1,370,200
		2,683,537	Kingsgate Consolidated	306,013	661,541
			Metallica Resources [a]	2,433,500	3,017,540
Total (Cost $27,779,116)		31,193,937	Minefinders Corporation [a]	297,000	1,372,140
			Miramar Mining [a,c]	373,000	428,950
Industrial Services – 8.6%			Northern Orion Resources [a]	1,361,100	3,334,695
Commercial Services - 4.0%			NovaGold Resources [a]	371,800	2,836,834
Bennett Environmental [a]	124,100	394,638	Silver Standard Resources [a,c]	143,800	1,681,022
Carlisle Holdings	509,301	3,183,131	Spur Ventures [a]	341,400	484,848
Collectors Universe [a,c]	93,007	1,629,483	Western Silver [a,c]	369,700	3,216,390
CorVel Corporation [a]	38,150	958,328	Yamana Gold [a,c]	178,000	656,820
Exponent [a,c]	156,900	4,484,202
†PDI [a,c]	51,000	628,830			26,576,740
RCM Technologies [a,c]	106,300	450,712
RemedyTemp Cl. A [a,c]	93,400	826,590	Total (Cost $46,254,708)		58,124,952
SM&A [a,c]	100,000	897,000

		13,452,914

10 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Technology – 16.7%			Telecommunications - 2.9%
Aerospace and Defense - 1.2%			Anaren [a,c]	107,900	$1,418,885
Ducommun [a]	102,900	$1,740,039	Atlantic Tele-Network	35,300	1,016,640
Integral Systems	96,200	2,177,006	Brooktrout [a]	107,350	1,198,026
			Captaris [a,c]	159,700	661,158
		3,917,045	†Essex Corporation [a,c]	50,800	1,162,304
			Globecomm Systems [a,c]	252,700	1,518,727
Components and Systems - 4.3%			KVH Industries [a]	50,900	470,825
Excel Technology [a,c]	90,400	2,196,720	PC-Tel [a]	133,600	1,046,088
Lowrance Electronics	97,500	2,049,450	†Paradyne Networks [a,c]	235,000	425,350
Metrologic Instruments [a,c]	84,500	1,059,630	Somera Communications [a,c]	398,700	629,946
MOCON	30,500	286,700
OSI Systems [a]	103,700	1,637,423			9,547,949
Perceptron [a]	147,600	1,002,204
Performance Technologies [a,c]	181,000	1,000,930	Total (Cost $54,929,470)		55,553,672
Printronix	23,700	396,264
Richardson Electronics	231,500	1,689,950	Miscellaneous – 1.7%
†Rimage Corporation [a,c]	52,200	1,108,206	Total (Cost $5,734,787)	584,806	5,636,937
TTM Technologies [a,c]	242,800	1,847,708
			TOTAL COMMON STOCKS
		14,275,185	(Cost $249,780,549)		287,870,333

Distribution - 0.1%			REPURCHASE AGREEMENT – 13.1%
Jaco Electronics [a]	190,500	563,880	State Street Bank & Trust Company,
			2.55% dated 06/30/05 due 7/1/05,
Internet Software and Services - 0.4%			maturity value $43,649,092
†EDGAR Online [a,c]	245,500	584,290	(collateralized by obligations of various
Inforte Corporation	211,700	702,844	U.S. Government Agencies, valued at $44,739,573)
			(Cost $43,646,000)		43,646,000
		1,287,134
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 17.6%
IT Services - 1.1%			U.S. Treasury Bonds
answerthink [a,c]	266,200	945,010	6.25%-8.875% due 2/15/19-8/15/23		8,193
Forrester Research [a]	155,100	2,765,433	Money Market Funds
			State Street Navigator Securities Lending
		3,710,443	Prime Portfolio		58,512,522

Semiconductors and Equipment - 3.2%			(Cost $58,520,715)		58,520,715
Cascade Microtech [a,c]	95,500	1,394,300
CEVA [a]	211,200	1,237,632	TOTAL INVESTMENTS – 117.3%
ESS Technology [a,c]	368,600	1,551,806	(Cost $351,947,264)		390,037,048
FSI International [a,c]	174,500	649,140
Integrated Silicon Solution [a]	147,000	1,089,270	LIABILITIES LESS CASH
PDF Solutions [a,c]	102,000	1,338,240	AND OTHER ASSETS – (17.3)%		(57,567,406)
QuickLogic Corporation [a,c]	150,800	550,420
Semitool [a,c]	151,300	1,443,402	NET ASSETS – 100.0%		$332,469,642
White Electronic Designs [a,c]	239,000	1,326,450

		10,580,660

Software - 3.5%
InterVideo [a]	71,000	1,020,980
iPass [a,c]	283,500	1,718,010
Kongzhong Corporation ADR [a,b,c]	93,000	850,950
†Omnicell [a,c]	60,200	529,760
PLATO Learning [a,c]	410,658	3,030,656
SPSS [a,c]	87,500	1,680,875
Synplicity [a,c]	81,700	441,997
Tengtu International [a]	1,487,500	252,875
Transaction Systems Architects Cl. A [a]	87,100	2,145,273

		11,671,376

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 11

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Small-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 84.7%			PXRE Group	77,200	$1,946,984
			ProAssurance Corporation [a]	14,100	588,816
Consumer Products – 17.6%			Scottish Re Group	69,100	1,674,984
Apparel and Shoes - 6.8%
Kenneth Cole Productions Cl. A	93,100	$2,897,272			13,459,910
Cutter & Buck	109,500	1,412,550
K-Swiss Cl. A	72,500	2,344,650	Other Financial Intermediaries - 0.8%
Steven Madden [a]	30,300	538,128	TSX Group	38,000	1,132,370
Polo Ralph Lauren Cl. A	16,500	711,315
Stride Rite	142,000	1,958,180	Total (Cost $12,521,557)		14,592,280

		9,862,095	Financial Services – 2.5%
			Information and Processing - 1.6%
Food/Beverage/Tobacco - 1.0%			eFunds Corporation [a]	134,700	2,423,253
Boston Beer Company Cl. A [a]	65,100	1,460,844
			Investment Management - 0.9%
Home Furnishing and Appliances - 5.7%			Cohen & Steers	62,200	1,281,942
American Woodmark	40,800	1,224,408
Ethan Allen Interiors	92,600	3,103,026	Total (Cost $2,728,041)		3,705,195
Hooker Furniture	93,600	1,635,192
Stanley Furniture Company	97,500	2,394,600	Health – 10.2%
			Commercial Services - 0.3%
		8,357,226	AMN Healthcare Services [a]	31,409	472,077

Sports and Recreation - 1.1%			Drugs and Biotech - 1.4%
Winnebago Industries	50,600	1,657,150	Lexicon Genetics [a]	91,300	451,022
			Perrigo Company	116,100	1,618,434
Other Consumer Products - 3.0%
Blyth	29,300	821,865			2,069,456
RC2 Corporation [a]	35,920	1,349,514
Radica Games	84,700	733,333	Health Services - 6.3%
Yankee Candle Company	45,700	1,466,970	AMERIGROUP Corporation [a]	39,500	1,587,900
			Cross Country Healthcare [a]	73,800	1,254,600
		4,371,682	Healthcare Services Group	53,010	1,064,441
			Horizon Health [a]	59,000	1,380,010
Total (Cost $22,885,888)		25,708,997	Molina Healthcare [a]	35,800	1,584,508
			U.S. Physical Therapy [a]	123,700	2,372,566
Consumer Services – 11.6%
Direct Marketing - 1.6%					9,244,025
Nu Skin Enterprises Cl. A	101,300	2,360,290
			Medical Products and Devices - 0.9%
Leisure and Entertainment - 1.7%			Viasys Healthcare [a]	54,600	1,233,414
Dover Downs Gaming & Entertainment	114,000	1,511,640
Multimedia Games [a]	83,700	921,537	Personal Care - 1.3%
			CNS	32,000	731,200
		2,433,177	Nutraceutical International [a]	90,404	1,206,893

Restaurants and Lodgings - 3.2%					1,938,093
CBRL Group	27,800	1,080,308
CEC Entertainment [a]	20,300	854,427	Total (Cost $11,213,348)		14,957,065
†Ruby Tuesday	62,200	1,610,980
Ryan’s Restaurant Group [a]	81,500	1,141,815	Industrial Products – 7.6%
			Automotive - 0.7%
		4,687,530	Strattec Security [a]	20,600	1,121,876

Retail Stores - 5.1%			Building Systems and Components - 2.6%
AnnTaylor Stores [a]	22,800	553,584	Drew Industries [a]	52,300	2,374,420
Big Lots [a]	64,900	859,276	Simpson Manufacturing	45,500	1,390,025
Buckle (The)	42,900	1,902,186
Claire’s Stores	75,800	1,822,990			3,764,445
Pier 1 Imports	103,000	1,461,570
Talbots	29,300	951,371	Construction Materials - 0.7%
			Florida Rock Industries	14,400	1,056,240
		7,550,977
			Machinery - 2.6%
Total (Cost $14,867,925)		17,031,974	Lincoln Electric Holdings	43,500	1,442,025
			†Rofin-Sinar Technologies [a]	49,900	1,636,720
Financial Intermediaries – 10.0%			Woodward Governor Company	8,200	689,046
Insurance - 9.2%
AmerUs Group	60,400	2,902,220			3,767,791
Aspen Insurance Holdings	108,600	2,993,016
†Endurance Specialty Holdings	79,500	3,006,690	Metal Fabrication and Distribution - 1.0%
Erie Indemnity Company Cl. A	6,400	347,200	Gibraltar Industries	78,750	1,460,025

			Total (Cost $8,724,345)		11,170,377

12 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Services – 0.5%			Software - 3.1%
Commercial Services - 0.5%			InterVideo [a]	104,016	$1,495,750
FTI Consulting [a]	31,200	$652,080	iPass [a]	247,600	1,500,456
			Sybase [a]	5,100	93,585
Total (Cost $505,402)		652,080	Transaction Systems Architects Cl. A [a]	60,300	1,485,189

Natural Resources – 9.4%					4,574,980
Energy Services - 3.2%
Ensign Energy Services	81,600	1,969,403	Telecommunications - 2.9%
Oil States International [a]	36,100	908,637	Catapult Communications [a]	93,000	1,586,580
Patterson-UTI Energy	35,400	985,182	Foundry Networks [a]	301,000	2,597,630
TETRA Technologies [a]	24,900	793,065
					4,184,210
		4,656,287
			Total (Cost $20,153,961)		21,818,087
Oil and Gas - 5.6%
Cimarex Energy [a]	56,618	2,203,006	Miscellaneous – 0.4%
St. Mary Land & Exploration Company	98,200	2,845,836	Total (Cost $553,115)		608,559
Unit Corporation [a]	72,400	3,186,324
			TOTAL COMMON STOCKS
		8,235,166	(Cost $102,594,501)		124,036,150

Precious Metals and Mining - 0.6%			REPURCHASE AGREEMENT – 16.0.%
Glamis Gold [a]	52,300	900,083	State Street Bank & Trust Company,
			2.55% dated 6/30/05, due 7/1/05,
Total (Cost $8,440,919)		13,791,536	maturity value $23,432,660
			(collateralized by obligations of various
Technology – 14.9%			U.S. Government Agencies, valued at $24,020,835)
Components and Systems - 3.5%			(Cost $23,431,000)		23,431,000
Lowrance Electronics	27,100	569,642
Neoware Systems [a]	72,700	744,448	TOTAL INVESTMENTS – 100.7%
Rimage Corporation [a]	43,954	933,144	(Cost $126,025,501)		147,467,150
Tektronix	124,600	2,899,442
			LIABILITIES LESS CASH
		5,146,676	AND OTHER ASSETS – (0.7)%		(1,038,155)

IT Services - 3.1%			NET ASSETS – 100.0%		$146,428,995
MAXIMUS	83,400	2,943,186
Perot Systems Cl. A [a]	111,300	1,582,686

		4,525,872

Semiconductors and Equipment - 2.3%
Entegris [a]	156,600	1,550,340
OmniVision Technologies [a]	135,100	1,836,009

		3,386,349

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at June 30, 2005.
†	New additions in 2005 (unaudited).
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2005 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 13

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2005 (Unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$346,391,048	$124,036,150
Repurchase agreements (at cost and value)	43,646,000	23,431,000
Cash	586,541	340
Receivable for investments sold	2,026,899	145,055
Receivable for capital shares sold	192,212	459,438
Receivable for dividends and interest	92,762	35,485
Prepaid expenses and other assets	3,964	1,363

Total Assets	392,939,426	148,108,831

LIABILITIES:
Payable for collateral on loaned securities	58,520,715	–
Payable for investments purchased	765,579	1,370,029
Payable for capital shares redeemed	791,284	164,247
Payable for investment advisory fees	339,077	116,544
Accrued expenses	53,129	29,016

Total Liabilities	60,469,784	1,679,836

Net Assets	$332,469,642	$146,428,995

ANALYSIS OF NET ASSETS:
Paid-in capital	$273,189,026	$116,145,964
Undistributed net investment income (loss)	(2,849,234)	(101,956)
Accumulated net realized gain (loss) on investments	24,040,066	8,943,338
Net unrealized appreciation (depreciation) on investments	38,089,784	21,441,649

Net Assets	$332,469,642	$146,428,995

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	29,798,650	15,608,219

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)	$11.16	$9.38

*Investments at identified cost	$308,301,264	$102,594,501

Market value of loaned securities	$56,491,797	$–

14 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/05	Year ended	6/30/05	Year ended
	(unaudited)	12/31/04	(unaudited)	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(829,357)	$(2,295,755)	$(101,678)	$(491,235)
Net realized gain (loss) on investments	17,928,793	29,871,264	7,038,842	7,544,417
Net change in unrealized appreciation (depreciation) on investments	(27,463,221)	11,728,872	(899,360)	11,892,734

Net increase (decrease) in net assets from investment operations	(10,363,785)	39,304,381	6,037,804	18,945,916

DISTRIBUTIONS:
Net realized gain on investments	–	(24,637,306)	–	(5,303,513)

Total distributions	–	(24,637,306)	–	(5,303,513)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	33,723,023	86,009,942	35,882,259	48,943,577
Distributions reinvested	–	24,637,303	–	5,303,512
Value of shares redeemed	(36,388,806)	(29,467,535)	(6,402,295)	(14,368,978)

Net increase (decrease) in net assets from capital share transactions	(2,665,783)	81,179,710	29,479,964	39,878,111

NET INCREASE (DECREASE) IN NET ASSETS	(13,029,568)	95,846,785	35,517,768	53,520,514
NET ASSETS:
Beginning of period	345,499,210	249,652,425	110,911,227	57,390,713

End of period	$332,469,642	$345,499,210	$146,428,995	$110,911,227

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(2,849,234)	$(2,019,877)	$(101,956)	$(278)

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	3,032,379	7,579,529	3,998,301	5,927,780
Shares issued for reinvestment of distributions	–	2,188,037	–	601,988
Shares redeemed	(3,288,930)	(2,610,969)	(720,357)	(1,757,039)

Net increase (decrease) in shares outstanding	(256,551)	7,156,597	3,277,944	4,772,729

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 15

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$749,576	$399,872
Interest	537,973	195,442
Securities lending	70,058	–

Total income	1,357,607	595,314

Expenses:
Investment advisory fees	2,055,688	622,684
Custody and transfer agent fees	55,792	39,847
Shareholder reports	29,878	11,206
Administrative and office facilities	14,841	4,920
Trustees’ fees	10,849	4,007
Professional fees	6,031	4,673
Other expenses	13,885	9,655

Total expenses	2,186,964	696,992

Net investment income (loss)	(829,357)	(101,678)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	17,928,793	7,038,842
Net change in unrealized appreciation (depreciation) on investments	(27,463,221)	(899,360)

Net realized and unrealized gain (loss) on investments	(9,534,428)	6,139,482

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(10,363,785)	$6,037,804

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
† 2005 (c)	$11.50	$(0.02)	$(0.32)	–	$–	$11.16	(3.0	)%**	$332,470	1.33%*	(0.50)%*	22%
2004 (c)	10.90	(0.09)	1.58	–	(0.89)	11.50	13.9%		345,499	1.34%	(0.78)%	38%
2003 (c)	7.60	(0.08)	3.80	–	(0.42)	10.90	49.2%		249,652	1.35%	(0.84)%	41%
2002 (c)	9.00	(0.08)	(1.08)	–	(0.24)	7.60	(12.9)%		133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	–	(0.14)	9.00	29.7%		106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)	1.14	–	(0.21)	7.05	18.6%		35,437	1.35%	(0.14)%	31%

SMALL-CAP PORTFOLIO (b)
† 2005 (c)	$9.00	$(0.01)	$0.39	–	$–	$9.38	4.2	%**	$146,429	1.12%*	(0.16)%*	21%
2004 (c)	7.59	(0.05)	1.93	–	(0.47)	9.00	25.0%		110,911	1.14%	(0.62)%	47%
2003 (c)	5.71	(0.04)	2.38	–	(0.46)	7.59	41.1%		57,391	1.21%	(0.55)%	70%
2002 (c)	6.66	(0.05)	(0.87)	–	(0.03)	5.71	(13.8)%		18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	–	(1.04)	6.66	21.0%		3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)	1.73	–	(0.55)	6.40	33.3%		1,440	1.35%	(0.26)%	116%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2003, 2002, 2001 and 2000, the expense ratios before the waivers and reimbursements would have been 1.36%, 1.38%, 1.58% and 2.24%, respectively.
(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001 and 2000, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20% and 3.89%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).

16 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Summary of Significant Accounting Policies:
           Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
           Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment Transactions and Related Investment Income:
           Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
           The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Distributions and Taxes:
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
          The Funds entered into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
          The Funds may loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Investment Adviser:
           Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the six months ended June 30, 2005, Micro-Cap Portfolio recorded advisory fees of $2,055,688 and Small-Cap Portfolio recorded advisory fees of $622,684.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$63,870,602	$65,347,458
Small-Cap Portfolio	$42,689,658	$22,434,844

Tax Information:
     At June 30, 2005, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$352,048,074	$37,988,974	$58,178,172	$20,189,198
Small-Cap Portfolio	126,028,397	21,438,753	24,167,936	2,729,183
     The primary differences between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes and the unrealized appreciation on Passive Foreign Investment Companies.

18 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2005 and held for the entire six-month period ended June 30, 2005. These examples do not include any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
      The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/05	6/30/05	Period (1)	1/1/05	6/30/05	Period (1)	Ratio (2)

Micro-Cap Portfolio	$1,000.00	$970.40	$6.50	$1,000.00	$1,018.20	$6.66	1.33%
Small-Cap Portfolio	1,000.00	1,042.20	5.67	1,000.00	1,019.24	5.61	1.12%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 19

ROYCE CAPITAL FUND BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At meetings held on June 20-21, 2005,Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other mutual funds in their “peer group,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A:  The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iii) the consistency of R&A’s approach to managing mutual funds over more than 30 years; (iv) the integrity and high ethical standards adhered to at R&A; (v) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vi) R&A’s historical ability to attract and retain portfolio management talent and (vii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of shareholders and expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A:  In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio for the three- and five-year periods ended December 31, 2004 placed it in the 2nd quartile among its Morningstar micro-cap fund peer group, and Royce Small-Cap Portfolio placed in the 2nd quartile for the three-year period and the 1st quartile for the five-year period within Morningstar’s small blend category.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

20 | ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005

ROYCE CAPITAL FUND BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)

     Cost of the services provided and profits realized by R&A from its relationship with each Fund:  The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:  The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The net expense ratios for the Funds ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar.
     The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.
     After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

ROYCE CAPITAL FUND SEMIANNUAL REPORT 2005 | 21

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Not Applicable.

Item 6: Schedule of Investments – See Item 1.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Registrant’s Disclosure Controls and Procedures are effective reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 23, 2005		Date: August 23, 2005